Virtus CA Tax-Exempt Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated December 1, 2014 to the

Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2014

Important Notice to Investors

The first paragraph under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The fund seeks current income free from federal and state income taxes by investing in municipal bonds issued in the state of California. The management team focuses on high quality California tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure; however, the fund may invest up to 20% of the its net assets in below investment grade tax-exempt municipal bonds. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities.

The following disclosure is hereby added to the fund’s summary prospectus and the summary section of the statutory prospectus under “Principal Risks:”

High-Yield/High-Risk Fixed Income Securities (Junk Bond) Risk. The risk that issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

The second paragraph under “Principal Investment Strategies” on page 146 of the statutory prospectus is hereby replaced with the following:

Debt obligations may be of any maturity. Investment grade debt obligations will normally be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment. The fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. The fund may invest in unrated fixed income securities; the subadviser will determine such securities to be of comparable quality to either investment grade or below investment grade pursuant to procedures reviewed and approved by the Board of Trustees. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities.

Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” on page 177 of the statutory prospectus is hereby amended to include an “X” in the row entitled “High-Yield/High-Risk” to indicate that such risk is applicable to the fund.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/CATEB 20%HYHR (12/14)